UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2006 (August 2, 2006)
                                                 ------------------------------

                          Brookdale Senior Living Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    001-32641               20-3068069
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 (State or other jurisdiction of      (Commission              (IRS Employer
           incorporation)              File Number)         Identification No.)


    330 North Wabash Avenue, Suite 1400, Chicago, Illinois         60611
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                (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                    ---------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Effective as of August 2, 2006, Bradley E. Cooper resigned from the board of directors of Brookdale Senior Living Inc. (the "Company"). Under the terms of the stockholders agreement between the Company, certain entities affiliated with Fortress Investment Group LLC, and Health Partners, Mr. Cooper, the director designated by Health Partners, was required to resign from the board in connection with the sale by Health Partners of 4,399,999 shares of the Company's common stock that closed on July 25, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BROOKDALE SENIOR LIVING INC.
                                       (Registrant)

                                        /s/ Deborah C. Paskin
                                       -----------------------------------
                                       Deborah C. Paskin
                                       Executive Vice President, General
                                       Counsel and Secretary


Date: August 3, 2006